                                                                        Ex-10.33

                              Amended and Restated
[LOGO] AT&T              AT&T Master Carrier Agreement

===============================================================================================================
CUSTOMER Name (Full Legal Name):                                               AT&T Sales Representative:
Universal Access                        AT&T Corp.,                            Stacy Iwema
                    ("CUSTOMER")             a New York corporation ("AT&T")
---------------------------------------------------------------------------------------------------------------
CUSTOMER Name (and Title) for Notice:   AT&T Name (and Title) for Notice:      AT&T Contact Telephone Number:
Robert Pommer                           Sarita Rao                             847-734-3302
---------------------------------------------------------------------------------------------------------------
CUSTOMER Address:                       AT&T Address:                          Initial Deposit Amount Required:
100 N. Riverside Plaza                  1701 W. Golf Road                      $0.00
---------------------------------------------------------------------------------------------------------------
City     State             Zip Code     City     State             Zip Code
Chicago  IL                60606        Rolling  IL                60008
                                        Meadows
---------------------------------------------------------------------------------------------------------------
CUSTOMER Fax number for Notice:         AT&T Fax number for Notice:
312-660-5057                            841-952-2622
===============================================================================================================

CUSTOMER and AT&T entered into a Master Carrier Agreement executed by the parties on the following dates:

Date of execution by CUSTOMER:      Date of execution by AT&T:

The parties hereby replace that prior agreement with this Amended and Restated Master Carrier Agreement, which shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in the Attachment(s), or until otherwise terminated as provided in accordance with this Agreement. The rates and commitments provided in the Attachments shall be effective as provided in each Attachment.

This Amended and Restated Master Carrier Agreement consists of this Cover Sheet, the attached Terms and Conditions, and the Attachment(s) listed below (these documents together are collectively referred to as the "Agreement"). In the event of any inconsistency between these documents, precedence will be given to the documents in the following order: (1) this Cover Sheet; (2) Attachment(s);
(3) the Terms and Conditions. In the event of any inconsistency between the terms of this Agreement and the terms of an applicable Tariff, the terms of the Agreement shall prevail.

Title                                            Doc. ID        Date/time stamp
-----                                            -------        ---------------
Master Carrier Agreement - Terms and Conditions  MCA 90816.doc  08/16/99 3:42 pm

Data Service Terms and Pricing                   UAI DSTP000518 05/18/00 8:25 AM

--------------------------------------------------------------------------------
CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ, UNDERSTANDS AND AGREES TO EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THAT THE INDIVIDUAL SIGNING THIS AGREEMENT IS DULY AUTHORIZED TO DO SO.
--------------------------------------------------------------------------------

CUSTOMER                                AT&T Corp.


By: /s/ R.E. Rainone                    By: /s/ Luis Mercado
    -----------------------------           -----------------------------
   (Authorized Customer Signature)          (Authorized AT&T/Signature)

R.E. Rainone    C.O.O.                  Luis Mercado, Operations Manager
---------------------------------       ---------------------------------
(Typed or Printed Name and Title)       (Typed or Printed Name and Title)
                                        For: James M. Downey, SVP

Date: 5-25-00                           Date: 5/31/00


                                AT&T PROPRIETARY

[LOGO] AT&T                   Standard Delegation
                              of Authority

--------------------------------------------------------------------------------
Note: Part A is used by the principal to appoint an in-charge during his/her absence.

      Part B is used by the Supervisor of the absence to appoint an in-charge person to act on behalf of the absent principal.
--------------------------------------------------------------------------------
Organization Code                               Expires
                        19H400000                               7/31/00
--------------------------------------------------------------------------------
                                     Part A

During my absence from 5/22/00 to 7/31/00 inclusive, Luis Mercado will be in charge of EDLR's, Contracts, Expense Vouchers, Local [ILLEGIBLE] and may exercise all authority delegated to me in the Schedule of Authorizations and appropriate Departmental instructions.

Authority Delegated To:                      Approved:


Signature /s/ Luis Mercado                   Signature /s/ J.M. Downey, Jr.
          ------------------------                     -------------------------
Name Luis Mercado                            Name J.M. Downey, Jr.
     -----------------------------                ------------------------------
Title/ Band/Grade Manager, B Band            Title/ Band/Grade Director, E Band
                  ----------------                             -----------------
Social Security No. ###-##-####              Social Security No. ###-##-####
                    --------------                               ---------------
Organization Code 19H400000                  Date 5/19/00
                  ----------------                ------------------------------

--------------------------------------------------------------------------------

                                     Part B

During my absence of ____________________________ from ____________ to
____________ inclusive, ______________________________ will be in charge of
______________________________ and may exercise all authority delegated to me in
______________________________ the Schedule of Authorizations and appropriate Departmental instructions:

Authority Delegated To:                      Approved:


Signature________________________________    Signature__________________________
Title/Band/Grade_________________________    Title/Band/Grade___________________
Social Security No.______________________    Social Security No.________________
Organization Code________________________    Date_______________________________

Note. Grade reflects A1, A2, A3, A4 & A5 which make up A Band.
--------------------------------------------------------------------------------
Schedule of Authorizations                                 Retention Requirement
                                                              Receiver 1 year

Data Service Terms and Pricing                                      Page 1 of 13

                   Attachment to AT&T Master Carrier Agreement

CUSTOMER Name (Full Legal Name): Universal Access Long Distance

Date of execution of Master Carrier Attachment:  5/25/00 (by CUSTOMER)

                                                 5/31/00 (by AT&T)

--------------------------------------------------------------------------------

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Carrier Agreement and the applicable Tariffs specified below.

      A. AT&T Private Line Services. AT&T Private Line Services (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of:

            1.    AT&T ACCUNET(R) Spectrum of Digital Services

            2.    AT&T DATAPHONE Digital Service

            3.    AT&T ACCUNET T1.5 Service

            4.    AT&T ACCUNET T45 Service

            5.    AT&T ACCUNET Fractional T45 Service

            6.    AT&T ACCUNET SONET T155 Service

            7.    AT&T Private Line SONET OC12 Services

            8.    AT&T International ACCUNET Spectrum of Digital Services-Canada

            9.    AT&T International ACCUNET Spectrum of Digital Services-Mexico

            10.   AT&T International ACCUNET T1.5 Service-Canada

            11.   AT&T International ACCUNET T1.5 Service-Mexico

            12.   AT&T International DATAPHONE Digital Service-Canada

            13.   AT&T International DATAPHONE Digital Service-Mexico

            14.   AT&T International ACCUNET Digital Services

            15.   AT&T International ACCUNET Digital Direct Link Service


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 2 of 13

            16.   AT&T International ACCUNET 2.048 Mbps Service-Mexico

            17.   AT&T International ACCUNET T45 Service-Canada

            18.   AT&T International ACCUNET T45 Service-Overseas

      B. AT&T 1.544 Mbps Echo Cancellation - AT&T 1.544 Mbps Echo Cancellation is an Office Function providing non-frequency selective echo cancellation in AT&T's central office to improve the quality of an AT&T T1.5 Inter Office Channel used for voice transmissions. Echo cancellation is disruptive to data transmissions, and is only available on an AT&T T1.5 Inter Office Channel that is designated by CUSTOMER for use for voice transmissions.

      C. AT&T Local Channel Services. AT&T Local Channel Services. (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of:

            1.    AT&T TERRESTRIAL 1.544 Mbps Local Channel Services

            2.    AT&T TERRESTRIAL 45 Mbps Local Channel Services

            3.    AT&T Voice Grade Local Channel Service

            4.    AT&T Digital Data Local Channel Service

            5.    AT&T ACCUNET Generic Digital Access Services

      D. AT&T OC-48 Interoffice Private Lines - AT&T OC-48 Interoffice Private Lines are available only as Unprotected Service. AT&T Technical Reference 54078 (as revised from time to time) applies to OC-48c Interoffice Private Lines.

      E. AT&T Satellite Services (AT&T Tariff F.C.C. No. 7, as amended from time to time) consisting of:

            1.    AT&T International Satellite Shared Earth Station Service

            2. AT&T International Satellite Shared Earth Station Direct Link Service

      F. AT&T InterSpan(R) Frame Relay Services. AT&T InterSpan Frame Relay Services (AT&T Tariff F.C.C. No. 4, as amended from time to time) consisting of:

            1.    AT&T InterSpan Frame Relay Service

            2.    AT&T International InterSpan Frame Relay Service


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 3 of 13

2. Term. The Term of this Attachment is 36 Months. This Attachment will be extended for additional 12 months upon CUSTOMER's written request to AT&T 60 days prior to this Attachment expiration date. For each service provided under this Attachment, the Term begins on the first day of the first full billing month for the first service provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be staggered. For each service, however, the Term will begin within one month after the Term begins for the first service provided under this Agreement.

3. Minimum Revenue Commitments (MRC). The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits, that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period. If CUSTOMER is in shortfall of the MRC by an amount less than or equal to the revenues associated with pending uninstalled orders, and such pending orders are not delayed due to the fault of CUSTOMER or its end-user, then AT&T agrees to consider granting temporary relief of the MRC.

      A.    Adjustable Minimum Monthly Revenue Commitments (MMRCs).

            1. At any time during the Term, CUSTOMER may elect to increase any Adjustable MMRC to an amount that is less than or equal to the CUSTOMER's billed MMRC Eligible Charges for the most recent billing month, by providing written notice to AT&T at least 30 days prior to the beginning of the billing month for which the new MMRC will apply.

      B.    Adjustable Private Line and Satellite MMRC.

            1. For Months 1 through 6 of the Term, the initial Private Line and Satellite MMRC is $0.00 Dollars. Beginning in Month 7 through Month 9 of the Term, the initial Private Line and Satellite MMRC is $20,000 Dollars, for Months 10 through 12 of the Term the initial Private Line and Satellite MMRC is $100,000 Dollars and for Months 13 through 36 of the Term the initial Private Line and Satellite MMRC is $250,000 Dollars. The Private Line and Satellite MMRC is an adjustable MMRC described above. Each month of the Term is a Commitment Period.

            2. The Private Line and Satellite MMRC applies to the following Services provided under this Attachment, except it does not apply to Services to which another Adjustable MMRC applies under this Attachment.


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 4 of 13


                  (a) Services provided under this Agreement that if provided under AT&T Tariff F.C.C. No. 9 would be eligible to receive discount under the AT&T Tariff F.C.C. No. 9 Multiservice Volume Pricing Plan

                  (b)   AT&T ACCUNET SONET T155 Service;

                  (c)   AT&T Private Line SONET OC12 Services

                  (d)   AT&T OC-48 Interoffice Private Line Service

                  (e) AT&T International ACCUNET Spectrum of Digital Services-Canada

                  (f) AT&T International ACCUNET Spectrum of Digital Services-Mexico

                  (g)   AT&T International ACCUNET T1.5 Service-Canada

                  (h)   AT&T International ACCUNET Tl.5 Service-Mexico

                  (i)   AT&T International DATAPHONE Digital Service-Canada

                  (j)   AT&T International DATAPHONE Digital Service-Mexico

                  (k)   AT&T International ACCUNET Digital Services

                  (l)   AT&T International ACCUNET Digital Direct Link Service

                  (m)   AT&T International ACCUNET 2.048 Mbps Service-Mexico

                  (n)   AT&T International ACCUNET T45 Service-Canada

                  (o)   AT&T International ACCUNET T45 Service-Overseas

                  (p)   AT&T International Satellite Shared Earth Station
                        Service

                  (q) AT&T International Satellite Shared Earth Station Direct Link Service

            3. The Eligible Charges for the Private Line and Satellite MMRC consist of the net Monthly Recurring Charges for these services, after the application of any discounts or credits.


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 5 of 13

      C.    Adjustable Frame Relay MMRC.

            1. The initial Frame Relay MMRC is $0.00 Dollars. The Frame Relay MMRC is an adjustable MMRC described above. Each month of the Term is a Commitment Period.

            2. The Frame Relay MRC applies to the Services provided under this Attachment that if provided wider AT&T Tariff F.C.C. No. 4 would be eligible to receive discount under the AT&T Tariff F.C.C. No. 4 Frame Relay Volume Pricing Plan.

            3. The Eligible Charges for the Frame Relay MMRC consist of the net Monthly Recurring charges for these services, after the application of any discounts or credits.

      D.    Adjustable Local Channel MMRC.

            1. The initial Local Channel MMRC is $0.00 Dollars. The Local Channel MMRC is an adjustable MMRC as described above. Each month of the Term is a Commitment Period.

            2. The Local Channel MMRC applies to the Services provided under this Agreement that if provided under AT&T Tariff F.C.C. No. 11 would be eligible to receive discount under the AT&T Tariff F.C.C. No. 11 Multiservice Volume Pricing Plan.

            3. The Eligible Charges for the Local Channel MMRC consist of the net Monthly Recurring charges for these services, after the application of any discounts or credits.

4. Rates and Chines. The Recurring and Nonrecurring Rates and Charges for the Services provided under this Attachment are the same as the undiscounted Recurring and Nonrecurring Rates and Charges under the applicable Tariffs, as amended from time to time, except as specified in this Attachment. AT&T reserves the right to increase from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, relating to charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service find ("USF") charges, or as otherwise needed to recover amounts it is required by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory programs. AT&T will make rate adjustments under this provision as necessary.


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 6 of 13


      A. The Monthly Recurring Charge for an AT&T ACCUNET T1.5 Service IOC and its associated Access Connections and Function Connections is as follows. The Nonrecurring Installation Charge for the IOC is $0.00.

                                          Monthly Charge
                                          --------------
                     Mileage Band       Fixed       Per Mile
                     ------------       -----       --------
                         0-100           ***           ***
                         101+            ***           ***

      B. The Monthly Recurring Charge for an AT&T ACCUNET T45 Service IOC and its associated Access Connections and Function Connections is as follows. The Nonrecurring Installation Charge for the IOC is $0.00.

                                          Monthly Charge
                                          --------------
                     Mileage Band       Fixed       Per Mile
                     ------------       -----       --------
                         0-100           ***           ***
                         101+            ***           ***

      C. The Monthly Recurring Charge for an AT&T ACCUNET SONET T155 Service IOC and its associated Access Connections and Function Connections is as follows. The Nonrecurring Installation Charge for the IOC is ***. A twelve-month Minimum In-Service Period applies for each
            AT&T ACCUNET SONET T155 Service IOC installed. If any such AT&T ACCUNET SONET T155 Service IOC is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the remaining Minimum In-Service period times the Monthly Recurring Charges of SONET T155 Service plus the Nonrecurring Installation Charge for the IOC of ***.

                                          Monthly Charge
                                          --------------
                     Mileage Band       Fixed       Per Mile
                     ------------       -----       --------
                         0-100           ***           ***
                         101+            ***           ***

      D. The Monthly Recurring Charge for an AT&T Private Line SONET 0C12 Services IOC and its associated Access Connections and Function Connections is as set forth below. The Nonrecurring Installation Charge for the IOC is ***. A twelve-month Minimum In-Service Period applies for each AT&T Private Line SONET 0C12 Services IOC installed.

                                          Monthly Charge
                                          --------------
                     Mileage Band       Fixed       Per Mile
                     ------------       -----       --------
                         0-100           ***           ***
                         101+            ***           ***

      E. AT&T OC-48 Interoffice Private Lines. The Monthly Recurring Charges applicable to AT&T Unprotected OC-48 Interoffice Private Lines and it's associated Access Connections are as set forth below. There are no installation charges for AT&T OC-48 Interoffice Private Lines. A twelve-month Minimum

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 7 of 13


            In-Service Period applies for each AT&T Unprotected OG-48 Interoffice Private Lines installed.

                  -------------------------------------------------------
                                          Monthly Charge
                  -------------------------------------------------------
                     Mileage Band       Fixed       Per Mile
                  -------------------------------------------------------
                          0-100          ***           ***
                  -------------------------------------------------------
                           101+          ***           ***
                  -------------------------------------------------------

      F. When AT&T 1.544 Mbps Echo Cancellation is associated with an AT&T ACCUNET T1.5 IOC, the Monthly Charge is *** per IOC and the Nonrecurring Installation Charge is *** per IOC

5. Discounts. The following monthly discounts are the only discounts for the Services provided under this Attachment. No other discounts apply.

      A. Private Line and Satellite Services. A discount will be applied each month, as specified following, to the Monthly Recurring Charges for the Services to which the Private Line and Satellite MMRC applies.

            1.    AT&T Private Line Services.

                  (a)   AT&T ACCUNET T1.5 Service IOCs None.

                  (b)   AT&T ACCUNET T45 Service IOC - None.

                  (c)   AT&T ACCUNET SONET T155 Service IOC - None.

                  (d)   AT&T Private Line SONET 0C12 Services - None.

                  (e)   AT&T Unprotected OC-48 Interoffice Private Lines- None.

                  (f) For all other domestic AT&T Private Line Services, the amount of the discount is the same as the discount specified in AT&T Tariff F.C.C. No. 9, for a three (3) year Multi-Service Volume Pricing Plan ("MS VPP") with a *** MMRC.

            2. AT&T International Private Line Services. A discount will be applied each month to the Monthly Recurring charges for the following AT&T International Private Line Services. The amount of the discount will be determined each month based on the Private Line and Satellite MMRC Eligible Charges for that month, as specified in the following table:

                      -------------------------------------------------------
                        Service                                    Discount
                      -------------------------------------------------------
                        AT&T International ACCUNET Spectrum of      ***
                        Digital Services
                        -Canada and Mexico
                      -------------------------------------------------------

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 8 of 13


                    ---------------------------------------------------------
                    Service                                         Discount
                    ---------------------------------------------------------
                    -Speeds equal to and less
                    than 64Kbps
                    ---------------------------------------------------------
                    AT&T International ACCUNET Spectrum of            ***
                    Digital Services
                    -Canada and Mexico
                    -Speeds equal to and greater than 128Kbs
                    ---------------------------------------------------------
                    AT&T International ACCUNET T1.5 Service-          ***
                    Canada and Mexico
                    ---------------------------------------------------------
                    AT&T International DATAPHONE Digital              ***
                    Service
                    -Canada and Mexico
                    ---------------------------------------------------------
                    AT&T International ACCUNET Digital Services       ***
                    ---------------------------------------------------------
                    AT&T International ACCUNET Digital Direct         ***
                    Link Service
                    ---------------------------------------------------------
                    AT&T International ACCUNET 2.048 Mbps             ***
                    Service
                    -Mexico
                    ---------------------------------------------------------
                    AT&T International ACCUNET T45 Service            ***
                    -Canada
                    ---------------------------------------------------------
                    AT&T International ACCUNET T45 Service            ***
                    -Overseas
                    ---------------------------------------------------------

            3. AT&T Satellite Services. A discount will be applied each month to the Monthly Recurring charges for the following AT&T International Satellite Services. The amount of the discount will be determined each month based on the Private Line and Satellite MMRC Eligible Charges for that month, as specified in the following table:

                  ----------------------------------------------------
                  Service                                   Discount
                  ----------------------------------------------------
                  AT&T International Satellite              ***
                  Services
                  - Shared Earth Station, and
                  - Shared Earth Station Direct Link
                  Service
                  ----------------------------------------------------

      B. Local Channel Services. A discount will be applied each month to the Monthly Recurring Charges for the Services to which the Local Channel MMRC applies

            1.    AT&T TERRESTRIAL T1.5 Local Channel Service -*** Discount.

            2.    AT&T TERRESTRIAL T45 Local Channel Service-*** Discount.

            3. For all other AT&T Local Channel Services, the amount of the discount is the same as the discount specified in AT&T Tariff F.C.C. No. 11, for a

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                      Page 9 of 13


                  three (3) year Multi-Service Volume Pricing Plan with a *** MMRC.

      C. AT&T Frame Relay Services. A *** discount will be applied each month to the Monthly Recurring Charges for the Frame Relay Services that, if provided under AT&T Tariff F.C.C. No. 4, as amended from time to time, would be eligible to receive discount under the Frame Relay Volume Pricing Plan.

6. Credits and Waivers. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply. The maximum combined value of the credits that will be applied and the Nonrecurring Installation charges that will be waived under this Section 6 shall not exceed *** during the Term of this Attachment.

      A. Credit for Installation of Local Channels subject to AVA or AVP. AT&T will apply a credit to offset the amount of Installation Charges incurred by CUSTOMER under Tariff F.C.C. No. 11, as amended from time to time, for the installation of 1.544 Mbps or 45 Mbps Local Channels under a Tariff 11 Access Value Arrangement (AVA) or Access Value Plan (AVP) for use in connection with another Service provided under this Attachment. No credit applies with respect to Local Channels that are disconnected and reconnected after this Attachment is made part of the Agreement.

            1. Minimum In-Service Period. A twelve-month Minimum In-Service Period applies for any Local Channels with respect to which such a credit is applied. If any such Local Channel is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed an amount equal to the credit previously applied with respect to that Local Channel.

      B. Non Recurring Installation Charge Waiver. AT&T will waive the Nonrecurring Installation Charges associated with the installation of certain Services or service components provided under this Attachment. No waiver applies to Services or service components that are disconnected and reconnected after this Attachment is made part of the Agreement.

            1. Minimum In-Service Period. A twelve Month Minimum In-Service Period applies for any service components installed subject to a waiver of Installation Charges. If any such service component is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the Installation Charges previously waived for that service component.

            2. Charges Covered by Waiver. This Installation Charge Waiver applies only to the following charges that would otherwise be incurred for Service provided under this Attachment:

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                     Page 10 of 13


                  (a) AT&T MSVPP-Eligible Private Line Services - Installation Charges for AT&T Private Line Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 9, as amended from time to time, would be eligible to receive discount under the Tariff 9 Multiservice Volume Pricing Plan. This Installation Charge Waiver does not apply to any Access Connection or Function Connection which provides the physical connection to (i) Custom Network Service obtained from AT&T Tariff F.C.C. No. 1, (ii) AT&T MultiQuest Service obtained from AT&T Tariff F.C.C. No. 1, or (iii) Custom 800 Service obtained from AT&T Tariff F.C.C. No.2;

                  (b) AT&T FRVPP-Eligible Frame Relay Services - Installation Charges for AT&T Frame Relay Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 4, as amended from time to time, would be eligible to receive discount under the Tariff 4 Frame Relay Volume Pricing Plan;

                  (c) AT&T International ACCUNET Spectrum of Digital Services-Canada

                  (d) AT&T International ACCUNET Spectrum of Digital Services-Mexico

                  (e)   AT&T International ACCUNET T1.5 Service-Canada

                  (f)   AT&T International ACCUNET T1.5 Service-Mexico

                  (g)   AT&T International DATAPHONE Digital Service-Canada

                  (h)   AT&T International DATAPHONE Digital Service-Mexico

                  (i)   AT&T International ACCUNET Digital Services

                  (j)   AT&T International ACCUNET Digital Direct Link Service

                  (k)   AT&T International ACCUNET 2.048 Mbps Service-Mexico

                  (l)   AT&T International ACCUNET T45 Service-Canada

                  (m)   AT&T International ACCUNET T45 Service-Overseas

                  (n)   AT&T International Satellite Shared Earth Station
                        Service

                  (o) AT&T International Satellite Shared Earth Station Direct Link Service

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

Data Service Terms and Pricing                                     Page 11 of 13


                  (p)   AT&T ACCUNET SONET T155 Service

                  (q)   AT&T Private Line SONET 0C12 Service

                  (r)   AT&T OC - 48 Interoffice Private Line Service

                  (s) AT&T MSVPP-Eligible Local Channel Services - Installation Charges for AT&T Local Channel Services provided under this Attachment that, if provided under AT&T Tariff F.C.C. No. 11, as amended from tune to time, would be eligible to receive discount under the Tariff 11 Multiservice Volume Pricing Plan; and

                  (t) AT&T ACCUNET Service Office Connections, Channel Options and Office Functions - Installation Charges for the following AT&T ACCUNET Service Office Connections, Channel Options and Office Functions, when associated with Inter Office Channels installed under this Agreement. This Installation Charge Waiver does not apply to any Access Connection or Function Connection which provides the physical connection to (i) Custom Network Service obtained from AT&T Tariff F.C.C. No. 1,
                        (ii) AT&T MultiQuest Service obtained from AT&T Tariff F.C.C. No. 1, or (iii) Custom 800 Service obtained from AT&T Tariff F.C.C. No 2.

                        (1) AT&T ACCUNET T1.5 Service Access Connections (USOC O41AC)

                        (2) AT&T ACCUNET T1.5 Service Function Connections (USOC NRZFC)

                        (3) AT&T ACCUNET T1.5 Service Enhanced Diversity Routing (USOC DY7D1)

                        (4) AT&T ACCUNET T1.5 Service Specified Routing and Avoidance (USOC DY7AS)

                        (5) AT&T ACCUNET T45 Service Access Connections (USOC O41AC)

                        (6) AT&T ACCUNET T45 Service Function Connections (USOC NRZFC)

                        (7) AT&T ACCUNET T45 Service Enhanced Diversity Routing (USOC DY7D1)

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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Data Service Terms and Pricing                                     Page 12 of 13


                        (8) AT&T ACCUNET T45 Service Specified Routing and Avoidance (USOC DY7AS)

                        (9)   AT&T ACCUNET T45 Service M28 Multiplexing (USOC
                              M2X)

                        (10) AT&T ACCUNET SONET T155 Service Access Connections (USOC O41AC)

                        (11) AT&T ACCUNET SONET T155 Service Function Connections (USOC NRZFC)

                        (12) AT&T Private Line SONET 0C12 Service Access Connections (USOC O41AC)

                        (13) AT&T Private Line SONET 0C12 Service Function Connections (USOC NRZFC)

                        (14)  AT&T 1.544 Mbps Echo Cancellation

7. Classifications, Practices and Regulations. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

      A. Detariffing. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

      B. Definitions. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

8. Termination Charge. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the applicable Tariffs.

      A. If CUSTOMER terminates this Attachment prior to the aid of the Term, or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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Data Service Terms and Pricing                                     Page 13 of 13


            Term. In addition, CUSTOMER will be billed an amount equal to the sum of any credits provided under this Attachment.

================================================================================
                                End of Attachment


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions